                              AIM TAX-EXEMPT FUNDS

                         AIM HIGH INCOME MUNICIPAL FUND
                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND



                        Supplement dated November 5, 2001
to the Statement of Additional Information dated August 1, 2001 as supplemented
           September 4, 2001, September 18, 2001 and October 1, 2001

         The following paragraph is added after the ninth paragraph appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - FUND POLICIES - FUNDAMENTAL RESTRICTIONS" on page 24 of the Statement of Additional Information:

                  "Under normal circumstances, AIM Tax-Free Intermediate Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax."

         The following paragraph is added after the seventh paragraph appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - FUND POLICIES - NON-FUNDAMENTAL RESTRICTIONS" on page 25 of the Statement of Additional Information:

                  "For purposes of AIM Tax-Free Intermediate Fund's fundamental restriction with regard to investing at least 80% of its assets in investments the income from which is exempt from federal income tax, the term "assets" shall mean net assets, plus any borrowings for investment purposes."




                                       1